Portfolio of Investments

September 30, 2020 (unaudited)

Baillie Gifford China A Shares Fund

	Shares	Value
COMMON STOCKS — 99.2%
CHINA — 99.2%
Asymchem Laboratories Tianjin Co., Ltd., Class A	2,100	$81,533
Berry Genomics Co., Ltd., Class A *	5,800	46,496
BGI Genomics Co., Ltd., Class A	3,400	72,162
Centre Testing International Group Co., Ltd., Class A	9,600	34,682
China Tourism Group Duty Free Corp., Ltd., Class A	2,100	68,988
Contemporary Amperex Technology Co., Ltd., Class A	1,900	58,811
Focus Media Information Technology Co., Ltd., Class A	23,100	27,491
Foshan Haitian Flavouring & Food Co., Ltd., Class A	3,600	86,027
Glodon Co., Ltd., Class A	8,100	87,108
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	4,000	60,276
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	6,200	34,898
Hangzhou Tigermed Consulting Co., Ltd., Class A	4,800	72,854
Hefei Meiya Optoelectronic Technology, Inc., Class A	3,900	27,519
Iflytek Co., Ltd., Class A	3,500	17,702
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	6,300	35,766
Jiangsu Hengrui Medicine Co., Ltd., Class A	5,060	66,988
Kweichow Moutai Co., Ltd., Class A	300	73,784
Luzhou Laojiao Co., Ltd., Class A	2,200	46,585
Midea Group Co., Ltd., Class A	6,500	69,666
NanJi E-Commerce Co., Ltd., Class A	8,500	21,588
Ping An Insurance Group Co. of China Ltd., Class A	9,700	109,072
Proya Cosmetics Co., Ltd., Class A	1,300	27,582
SF Holding Co., Ltd., Class A	5,100	61,186
Shenzhen Inovance Technology Co., Ltd., Class A	6,100	52,150
Topchoice Medical Corp., Class A *	1,700	53,536
WuXi AppTec Co., Ltd., Class A	3,780	56,630
Yonyou Network Technology Co., Ltd., Class A	4,680	26,384
Yunnan Baiyao Group Co., Ltd., Class A	1,900	28,539
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	25,220	83,108
		1,589,111
TOTAL INVESTMENTS — 99.2%
(cost $1,005,584)		$1,589,111
Other assets less liabilities — 0.8%		12,063
NET ASSETS — 100.0%		$1,601,174

*	Non-income producing security.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2020.

Portfolio of Investments

September 30, 2020 (unaudited)

Baillie Gifford China A Shares Fund

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of September 30, 2020 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$–	$1,589,111	$–	$1,589,111
Total	$–	$1,589,111	$–	$1,589,111

**	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2020.